EXHIBIT 10.1

EXECUTION VERSION

EXCLUSIVE PATENT LICENSE AGREEMENT

This Exclusive Patent License Agreement (this “Agreement”), is entered into as of November 30, 2018 (the “Effective Date”), by and between Allergan, Inc., a Delaware corporation (“Allergan”) and Aclaris Therapeutics, Inc., a Delaware corporation (“Licensee”).  Allergan and Licensee are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”  Capitalized terms used but not defined herein shall have the meanings otherwise ascribed to them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, Allergan Sales, LLC and Licensee are parties to that certain Asset Purchase Agreement, dated as of October 15, 2018 (the “Purchase Agreement”), pursuant to which Licensee and/or its Affiliates will acquire the Rhofade Product;

WHEREAS,  in connection with the transactions contemplated in the Purchase Agreement, Allergan desires to grant to Licensee, and Licensee desires to receive, an exclusive, worldwide, irrevocable, perpetual, fully paid-up and sublicensable license under the Rhofade Licensed Patents, which are listed on the Schedule attached hereto; and

WHEREAS, Allergan is a party to that certain Patent Cross License Agreement, effective as of May 16, 2014, by and between Galderma Pharma S.A., Galderma S.A., Galderma Laboratories Inc. (collectively “Galderma”) on the one hand, and Allergan, and Allergan Sales, LLC, on the other hand (the “Galderma Cross License Agreement”), pursuant to which Allergan has granted to Galderma certain rights under the Rhofade Licensed Patents.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1.   LICENSE GRANT

1.1       License.  On the terms and subject to the conditions set forth in this Agreement, Allergan hereby grants to Licensee, effective as of the Effective Date, an exclusive (even as to Allergan), worldwide, irrevocable, perpetual, fully paid-up and sublicensable (subject to Section 1.2) license under the Rhofade Licensed Patents, for the purpose of Exploitation of any product, subject to Section 2.4 (the “Rhofade Patent License”).

1.2       Sublicense.  Licensee has the right to grant sublicenses, through multiple tiers, under the Rhofade Patent License, to its Affiliates or any Third Party (each, a “Sublicensee”) without Allergan’s prior consent, provided that any sublicense agreement between Licensee and a Sublicensee shall not conflict with and shall be subject to the terms of this Agreement and after execution of any such sublicense agreement, License shall notify Allergan and provide a copy (with reasonable redactions) to Allergan solely for the purposes of determining compliance with this Agreement.  Licensee shall be liable to Allergan for any breach of any sublicense agreement

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or applicable terms in this Agreement by its Sublicensees.  As used herein,  a  “Third Party” means any Person that is not a Party or any of its Affiliates.

ARTICLE 2.   INTELLECTUAL PROPERTY RIGHTS

2.1       Ownership.  The Parties acknowledge and agree that the Rhofade Licensed Patents shall be solely owned by Allergan.  Except as otherwise expressly granted herein, nothing in this Agreement shall be construed to grant Licensee, express or implied, any other right, title or interest in or to any Rhofade Licensed Patents or any other intellectual property rights.

2.2       Patent Prosecution and Maintenance.  Subject to Section 2.4,  Licensee shall be solely responsible for the prosecution and maintenance of the Rhofade Licensed Patents, in its sole discretion and at its own cost and expense. Allergan shall coordinate with Licensee and execute, acknowledge and deliver any instruments reasonably requested by Licensee for Licensee to properly assume prosecution and maintenance of any Rhofade Licensed Patent, in each case, at Licensee’s cost and expense.  Licensee shall not permit any of the Rhofade Licensed Patents to be lapsed or abandoned without first providing a written notice to Allergan at least sixty (60) days prior to any pending lapse or abandonment thereof (each, a “Licensee Discarded Patent”).  Allergan shall have the right (but not the obligation) to assume responsibility for the prosecution and maintenance of any Licensee Discarded Patent by providing written notice to Licensee requesting the same.  In the event that Allergan elects to assume responsibility for prosecution and maintenance of any Licensee Discarded Patent (each, an “Allergan Assumed Patent”), Allergan shall be solely responsible for all cost and expense associated with prosecution and maintenance of such Allergan Assumed Patent. For the avoidance of doubt, with respect of any Licensee Discarded Patent, Allergan shall also have the right to notify and permit Galderma to continue with prosecution and maintenance in accordance with the Galderma Cross License Agreement. Licensee shall coordinate with Allergan (or Galderma) and execute, acknowledge and deliver any instruments reasonably requested by Allergan (or Galderma) for Allergan (or Galderma) to properly continue prosecution and maintenance of any Allergan Assumed Patent, in each case, at Allergan’s (or Galderma’s) cost and expense.

2.3       Enforcement of Rhofade Licensed Patents.  Subject to Section 2.4, in the event that a Third Party offers for sale or sells a product that infringes on any claims of a Rhofade Licensed Patent, Licensee shall have the sole right to enforce such Rhofade Licensed Patent against such Third Party infringer, at its sole cost and expense. Allergan shall join any enforcement action, as may be reasonably requested by Licensee, and will provide reasonable cooperation, at Licensee’s written request, in connection with any enforcement action brought by Licensee with respect to the Rhofade Licensed Patents, provided that Licensee shall reimburse Allergan for reasonable expenses incurred by Allergan in providing assistance for any such action and shall indemnify and hold Allergan harmless against any expenses, damages, awards, claims, actions, demands, losses, liabilities and causes of action (including but not limited to reasonable attorneys’ fees and expenses) arising out of or related to such action.  Licensee shall keep all proceeds,

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including any damage award resulting from such action, subject to its foregoing reimbursement and indemnification obligations.

2.4       Galderma Cross License Agreement.  Licensee acknowledges and agrees that the Rhofade Licensed Patents are subject to the exclusive license granted by Allergan to Galderma under the Galderma Cross License Agreement with respect to any composition of matter or method of use within the scope of a granted claim of a Rhofade Licensed Patent, as it relates to brimonidine for the treatment of one or more dermatological disorders by application to the skin, including any combination product of brimonidine with other ingredients that are not alpha adrenergic agonists (each, a “Licensed Galderma Product”).  Notwithstanding anything to the contrary hereunder, the Rhofade Patent License granted to Licensee hereunder shall not conflict with and shall be subject to the rights granted to Galderma under the Galderma Cross License Agreement with respect to any Rhofade Licensed Patent, including: (a) Galderma’s right to enforce any Rhofade Licensed Patent against a Person that offers for sale or sells a product that competes with a Licensed Galderma Product and which infringes on any claims of the Rhofade Licensed Patents; (b) Galderma’s right to list any Rhofade Licensed Patent covering Licensed Galderma Product in the FDA Orange Book and in any equivalent patent listing register maintained in other countries; and (c) Galderma’s right to assume responsibilities for the prosecution (including any interferences, reissue proceedings, cancellations, oppositions, and reexamination) and maintenance of Rhofade Licensed Patents, in each case ((a), (b) and (c)), as set forth in the Galderma Cross License Agreement.  Allergan shall be responsible for all obligations set forth in the Galderma Cross License Agreement and Licensee shall only be responsible for obligations set forth in this Agreement,  and Licensee shall not, and shall cause its sublicensees not to, commit any act that would interfere with Allergan’s obligations set forth in the Galderma Cross License Agreement.

2.5       Challenge of Rhofade Licensed Patents.   Subject to Section 2.4, in the event any Third Party challenges the ownership, scope, validity or enforceability of any Rhofade Licensed Patent, including without limitation any foreign opposition proceeding, any revocation action, an inter parties review proceeding, and post grant review proceeding, Licensee shall have the sole right to defend any such challenge, at its sole cost and expense. Allergan shall join any such defense action, as may be reasonably requested by Licensee, and will provide reasonable cooperation, at Licensee’s written request, in connection with any defense action with respect to the Rhofade Licensed Patents, provided that Licensee shall reimburse Allergan for reasonable expenses incurred by Allergan in providing assistance for any such action and shall indemnify and hold Allergan harmless against any expenses, damages, awards, claims, actions, demands, losses, liabilities and causes of action (including but not limited to reasonable attorneys’ fees and expenses) arising out of or related to such action.

2.6       FDA Orange Book Listing of Rhofade Licensed Patents.  Subject to Section 2.4,  Licensee shall have the right to list any Rhofade Licensed Patent in the FDA Orange Book and Allergan shall cooperate therewith, including executing any documents and taking any additional

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actions as Licensee may reasonably request in connection therewith. Licensee shall reimburse Allergan for any expenses incurred by Allergan for the foregoing.

ARTICLE 3.   TERM

3.1       Term.  This Agreement shall be effective as of the Effective Date and will continue until the date on which the last patent included in the Rhofade Licensed Patents expires or is held to be invalid or unenforceable by a court of competent jurisdiction without further right to appeal.

3.2       Survival.  Notwithstanding any other provision of this Agreement, the following provisions shall survive the expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, shall survive for so long as required to give effect to the subject matter of the applicable provision: Section 2.1,  Section 2.3 (only with respect to the reimbursement and indemnification obligations and enforcement for past infringement), Section 2.5  (only with respect to the reimbursement and indemnification obligations), Section 2.6,  this Section 3.2, and ARTICLE 4.

ARTICLE 4.    MISCELLANEOUS

4.1       DISCLAIMER.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE PURCHASE AGREEMENT, ALLERGAN DOES NOT MAKE ANY REPRESENTATION OR EXTEND ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING THAT ANY PATENT IS VALID OR ENFORCEABLE OR THAT ITS EXERCISE DOES NOT INFRINGE ANY PATENT RIGHTS OF THIRD PARTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4.2       Governing Law; Venue.  This Agreement shall be governed in all respects, including validity, interpretation, construction, performance and effect, by the internal laws of the State of Delaware, without reference to choice of law principles that would result in the application of the law of any other state or jurisdiction.  The Parties agree that the Court of Chancery of the State of Delaware (or if such court lacks subject matter jurisdiction, the jurisdiction of the courts of the state and federal courts of the State of Delaware) and any appellate court therefrom (the “Designated Court”) shall have exclusive jurisdiction over any dispute or controversy arising out of or relating to this Agreement, and any judgment, determination, arbitration award, finding or conclusion reached or rendered in any court other than the Designated Court shall be null and void between the Parties.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any Action or proceeding so brought. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR

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OTHERWISE, THAT SUCH OTHER PARTY WOULD SEEK TO AVOID THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.2.

4.3       Assignment.  Allergan may not assign, delegate or otherwise transfer, in whole or in part, this Agreement or any of its rights or obligations hereunder (including by virtue of a merger, acquisition, sale or transfer of all or substantially all of its assets) without Licensee’s prior written consent, provided that no prior written consent of Licensee shall be required with respect to any such assignment or transfer that is effected in connection with an assignment or transfer of the Rhofade Licensed Patents and the Galderma Cross License Agreement to the same assignee or transferee (or to an Affiliate thereof).  Licensee may freely assign, delegate or otherwise transfer, in whole or in part, this Agreement or any right or obligation hereunder (including by virtue of a merger, acquisition, sale or transfer of all or substantially all of its assets or the Rhofade Product). The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Parties.

4.4       Notices.  All communications, notices and consents provided for herein shall be in writing and given in person or by means of electronic mail (with request for assurance of receipt in a manner typical with respect to communications of that type), by internationally recognized overnight courier service or by registered or certified mail (postage prepaid, return receipt requested), and shall become effective: (a) on delivery if given in person; (b) on the date of electronic mail, if sent before 5:00 pm on such date (local time at the place of receipt), and on the following Business Day if sent after 5:00 pm on such date (local time at the place of receipt); (c) one (1) Business Day after delivery to the overnight service; or (d) four (4) Business Days after being mailed, with proper postage and documentation, for first-class registered or certified mail, prepaid.  Notices shall be addressed as follows (provided that if any Party shall have designated a different address by notice to the other delivered pursuant to this Section 4.4, then notices shall be addressed to the last address so designated):

To Allergan:

Allergan Sales, LLC

5  Giralda Farms

Madison, NJ 07940

Attention:  General Counsel

Fax: (862) 261-7922

with a copy to (which copy shall not constitute notice):

Covington & Burling LLP

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The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Andrew W. Ment

Fax: (646) 441-9012

Email: ament@cov.com

To Licensee:

Aclaris Therapeutics, Inc.

640 Lee Road, Suite 200

Wayne, Pennsylvania 19087

Attention: Kamil Ali-Jackson, Esq.

E-mail: kalijackson@aclaristx.com

with a copy to (which copy shall not constitute notice):

Cooley LLP

1114 Avenue of the Americas

New York, NY 10036

Attention: Meredith Beuchaw

Fax: (212) 479-6275

Email: mbeuchaw@cooley.com

4.5       Amendment; Waiver.  This Agreement may not be amended or modified except by an instrument in writing signed by or on behalf of each of Allergan and Licensee.  Failure or delay by either Party in exercising or enforcing any provision, right, or remedy under this Agreement, or waiver of any remedy hereunder, in whole or in part, shall not be deemed a waiver thereof, or prevent the subsequent exercise of that or any other rights or remedy.  Any of the terms, covenants, representations, warranties or conditions in this Agreement may be waived only by an instrument in writing signed by or on behalf of the Party waiving such compliance.  Except where otherwise expressly provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

4.6       Validity.  If any provisions of this Agreement shall be held illegal, invalid or unenforceable under any Applicable Law, then such contravention or invalidity shall not invalidate the entire Agreement.  Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the Parties shall be construed and enforced accordingly.

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4.7       Independent  Contractors.  Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties.  Each Party is an independent contractor.  Neither Party shall assume, either directly or indirectly, any liability of or for the other Party.  Neither Party shall have the authority to bind or obligate the other Party nor represent that it has such authority.

4.8       Headings; Interpretation.    The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.  All references to “Section” or “Sections,” “Article” or “Articles” refer to the corresponding Section or Sections, or Article or Articles, of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the words “including” or “includes” do not limit the preceding words or terms and shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”  The word “or” when used in this Agreement is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All Schedules annexed hereto or referred to herein are incorporated in and made a part of this Agreement as if set forth in full herein. References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to “law,” “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Law.

4.9       Entire Agreement.  This Agreement (including the documents and instruments referred to herein), together with the Purchase Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof, and cancels and supersedes all other prior agreements, arrangements, understandings and undertakings, both written and oral, between the Parties with respect to the subject matter of this Agreement.

4.10     Specific Performance.  The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of, and to enforce specifically, such provisions, in the applicable Designated Court, this being in addition to any other remedy to which they are entitled at law or in equity.

4.11     Counterparts.  This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.  Any counterpart may be signed and transmitted by facsimile or electronic mail (including in PDF or similar format) with the same force and effect as if such counterpart was an ink-signed original.  This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party.

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[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Exclusive Patent License Agreement to be executed by their duly authorized representatives as of the Effective Date.

ALLERGAN, INC.

By:	/s/ Thomas Poché
Name: Thomas Poché
Title: Vice President

ACLARIS THERAPEUTICS, INC.

		By:	/s/ Neal Walker
Name: Neal Walker
Title: President & CEO

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Schedule to the Exclusive Patent License Agreement

Country	Application Type	Status	App. No.	Filing Date	Patent No.	Issue Date	Title	Owner
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]	[***]

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Country	Application Type	Status	App. No.	Filing Date	Patent No.	Issue Date	Title	Owner
[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]	[***]

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